Exhibit 10.14

Two American Lane	Tel 203.861.1031
P.O. Box 5150	Fax 203.552.1501
Greenwich, Connecticut
06831-8150

Joseph J. Allessie
Senior Vice President
General Counsel

September 14, 2004

Appleton Capital Management

Attn: General Counsel/Secretary

Dublin Exchange Management

IFSC

Dublin, Ireland

Re: Advisory Agreements for Diversified Futures Trust I

Please be advised that it is anticipated that as of October 1, 2004, all the issued and outstanding shares of capital stock of Prudential Securities Futures Management Inc. (the “Prudential Managing Owners”) of the above stated Trust is owned by Preferred Investment Solutions Corp. f/k/a Kenmar Advisory Corp. (the “Kenmar Managing Owner”). Therefore, with respect to the various advisory agreements currently in effect by and between the Trust, the Prudential Managing Owner and you, please be notified that the Kenmar Managing Owner has assumed the liabilities and obligations of the Prudential Managing Owner thereunder and will continue to satisfy and perform all liabilities and obligations thereunder.

The Kenmar Managing Owner will continue to operate per the existing advisory agreements. If this is acceptable, please sign both copies of this Letter Agreement and return one copy.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Joseph J. Allessie
Name:	Joseph J. Allessie
Title:	Senior Vice President, General Counsel

ACCEPTED AND AGREED TO:

APPLETON CAPITAL MANAGEMENT

By:	/s/ Grellan O’Kelly
Name:	Grellan O’Kelly
Title:	Compliance Officer

Two American Lane	Tel 203.861.1031
P.O. Box 5150	Fax 203.552.1501
Greenwich, Connecticut
06831-8150

Joseph J. Allessie
Senior Vice President
General Counsel

September 14, 2004

Aspect Capital Ltd.

Attn: General Counsel/Secretary

102 Wigmore Street

Nations House, 8th Floor

London, UK

Re: Advisory Agreements for Diversified Futures Trust I

Please be advised that it is anticipated that as of October 1, 2004, all the issued and outstanding shares of capital stock of Prudential Securities Futures Management Inc. (the “Prudential Managing Owners”) of the above stated Trust is owned by Preferred Investment Solutions Corp. f/k/a Kenmar Advisory Corp. (the “Kenmar Managing Owner”). Therefore, with respect to the various advisory agreements currently in effect by and between the Trust, the Prudential Managing Owner and you, please be notified that the Kenmar Managing Owner has assumed the liabilities and obligations of the Prudential Managing Owner thereunder and will continue to satisfy and perform all liabilities and obligations thereunder.

The Kenmar Managing Owner will continue to operate per the existing advisory agreements. If this is acceptable, please sign both copies of this Letter Agreement and return one copy.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Joseph J. Allessie
Name:	Joseph J. Allessie
Title:	Senior Vice President, General Counsel

ACCEPTED AND AGREED TO:

ASPECT CAPITAL, LTD.

By:	/s/ Simon Rockall
Name:	Simon Rockall
Title:	Company Secretary

Two American Lane P.O. Box 5150 Greenwich, Connecticut 06831-8150 Joseph J. Allessie Senior Vice President General Counsel	Tel 203.861.1031 Fax 203.552.1501

September 14, 2004

Graham Capital Management, LP

Attn: General Counsel/Secretary

Rock Ledge Financial Center

40 Highland Avenue

Rowayton, CT 06853

Re: Advisory Agreements for World Monitor Trust II– Series E, Pru-Securities Strategic Trust, Diversified Futures Trust I

Please be advised that it is anticipated that as of October 1, 2004, all the issued and outstanding shares of capital stock of Prudential Securities Futures Management Inc. (the “Prudential Managing Owners”) of the above stated Trusts are owned by Preferred Investment Solutions Corp. f/k/a Kenmar Advisory Corp. (the “Kenmar Managing Owner”). Therefore, with respect to the various advisory agreements currently in effect by and between the Trusts, the Prudential Managing Owner and you, please be notified that the Kenmar Managing Owner has assumed the liabilities and obligations of the Prudential Managing Owner thereunder and will continue to satisfy and perform all liabilities and obligations thereunder.

The Kenmar Managing Owner will continue to operate per the existing advisory agreements. If this is acceptable, please sign both copies of this Letter Agreement and return one copy.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Joseph J. Allessie
Name:	Joseph J. Allessie
Title:	Senior Vice President, General Counsel

ACCEPTED AND AGREED TO:

GRAHAM CAPITAL MANAGEMENT, LP.

By:	/s/ Paul Sedlack
Name:	Paul Sedlack
Title: